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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 1998


                              PAGING NETWORK, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        0-19494                04-2740516
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)



     4965 PRESTON PARK BOULEVARD
         PLANO, TX 75093                                         75093
(Address of principal executive offices)                       (zip code)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 985-4100





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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     On January 6, 1998, Paging Network, Inc. (the "Company") announced that George M. Perrin, who founded the Company in 1981, will retire as anticipated from its Board of Directors effective January 31, 1998.

     The Company's press release regarding this matter is attached hereto as an exhibit and incorporated herein by reference.


EXHIBITS

     1.   Press Release issued January 6, 1998.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                       PAGING NETWORK, INC.


                                       By: s/ G. Robert Thompson
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                                           G. Robert Thompson, Vice
                                           President-Finance

DATED:  January 7, 1998